UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2013

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2013 Award Formula for the Company’s 2009 Key Officers Incentive Plan. On March 27, 2013, the Compensation Committee of the Company’s Board of Directors (the “Committee”) adopted the 2013 Award Formula (the “2013 Award Formula”) for the Company’s 2009 Key Officers Incentive Plan (the “Plan”). The Plan was filed March 26, 2009 as Appendix B to the Company’s Proxy Statement. The 2013 Award Formula is applicable to the Company’s eleven executive officers, including the named executive officers listed below. Under the 2013 Award Formula, an executive officer will be eligible to receive a cash award calculated by multiplying his annual salary at the end of the year by a percentage set by the Committee (“Target Percentage”), then applying the award formula. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2013 Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants	Return on Capital Employed (ROCE)	60%
	Cash Flow	20%
	Individual Performance Goals*	20%
Profit Center Participants	Return on Capital Employed (ROCE)	60%
	Free Cash Flow (FCF)	20%
	Individual Performance Goals*	20%

*	These awards are established outside the Plan.

Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2013 financial results. No awards are paid for ROCE achievement below 29% and Cash Flow below $262 million. The maximum payout percentage for ROCE and Cash Flow achievement is each capped at 150%. David S. Haffner (Chief Executive Officer), Karl G. Glassman (President and Chief Operating Officer) and Matthew C. Flanigan (Executive Vice President and Chief Financial Officer) are Corporate Participants. Below is the 2013 corporate payout schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition.

2013

Corporate Targets and Payout Schedule

ROCE			Cash Flow
Achievement	Payout		Achievement	Payout
Less Than 29%	0%		Less Than $ 262 M	0%
29%	50%	Threshold	$ 262 M	50%
31%	75%		$ 277 M	75%
33%	100%	Target	$ 292 M	100%
35%	125%		$306.5 M	125%
37%	150%	Maximum	$ 321 M	150%

Profit Center Participants. For Profit Center Participants, no awards are paid for achievement below 80% of the ROCE and FCF targets for the applicable profit centers under the executive’s management. The ROCE and FCF payouts are each capped at 150%. Joseph D. Downes, Jr. (Senior Vice President, President – Industrial Materials) and Dennis S. Park (Senior Vice President, President – Commercial Fixturing & Components) are Profit Center Participants. Below are the 2013 profit center payout schedule and targets for Mr. Downes and Mr. Park. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition.

2013

Profit Center Payout Schedule

ROCE / FCF Achievement		Payout
Less Than 80%		0%
80%	Threshold	60%
90%		80%
100%	Target	100%
110%		120%
120%		140%
125%	Maximum	150%

2013 Profit Center Targets

Segment	ROCE Target	FCF Target
Industrial Materials (Downes)	34.2%	$66.9M
Commercial Fixturing & Components (Park)	25.0%	$43.6M

Individual Performance Goals. An executive’s cash award under the 2013 Award Formula is based, in part, on individual performance goals established outside the 2009 Key Officers Incentive Plan (20% relative weight). The goals for our named executive officers in 2013 are:

David S. Haffner: Margin enhancement, strategic planning for profitable growth, business unit portfolio management, and succession planning;

Karl G. Glassman: Margin enhancement, increase on-site reviews of operations, remediation of internal audit findings, and succession planning;

Matthew C. Flanigan: Margin enhancement, continuous improvement projects, information technology initiatives, working capital management, and enterprise risk management;

Joseph D. Downes, Jr.: Increase free cash flow of targeted business, utilization and efficiency initiatives, and working capital management; and

Dennis S. Park: Profitability of targeted businesses, customer and product profitability initiatives, and succession planning.

The achievement of the individual performance goals is measured by the following schedule.

Individual Performance Goals Payout Schedule

(1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	up to 150%

The foregoing is only a brief description of the 2013 Award Formula and is qualified in its entirety by such formula which is attached and incorporated by reference as Exhibit 10.1. The definitions of ROCE, Cash Flow and FCF and example calculations are included in the attached 2013 Award Formula.

Increase in Base Salaries and Target Percentages for Named Executive Officers. On March 27, 2013, the Committee increased the annual base salaries of the below named executive officers. The Company had previously increased the Target Percentages of Mr. Haffner (100% to 115%), Mr. Glassman (75% to 90%) and Mr. Flanigan (65% to 80%) pursuant to Employment Agreements, dated March 1, 2013, filed March 6, 2013 as Exhibits 10.2, 10.3 and 10.4 respectively, to our Form 8-K. The table below discloses the increase in salaries and the 2013 Target Percentages. Also attached and incorporated by reference as Exhibit 10.2 is the Company’s Summary Sheet for Executive Cash Compensation.

Named Executive Officers	2012 Base Salaries	2013 Base Salaries	2013 Target Percentages
David S. Haffner, Chief Executive Officer	$995,000	$1,055,000	115%
Karl G. Glassman, President and Chief Operating Officer	$745,000	$785,000	90%
Matthew C. Flanigan, EVP and Chief Financial Officer	$441,000	$475,000	80%
Joseph D. Downes, Jr., SVP, President – Industrial Materials	$329,000	$338,000	50%
Dennis S. Park, SVP, President – Commercial Fixturing & Components	$328,000	$338,000	50%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	2013 Award Formula under the Company’s 2009 Key Officers Incentive Plan.

10.2*	Summary Sheet for Executive Cash Compensation.

10.3	The Company’s 2009 Key Officers Incentive Plan, effective as of January 1, 2009, filed March 26, 2009 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Filed with this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 1, 2013	By:	/s/ JOHN G. MOORE

John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	2013 Award Formula under the Company’s 2009 Key Officers Incentive Plan.

10.2*	Summary Sheet for Executive Cash Compensation.

10.3	The Company’s 2009 Key Officers Incentive Plan, effective as of January 1, 2009, filed March 26, 2009 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Filed with this Form 8-K.